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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                                  APRIL 8, 2003
                                 Date of Report
                        (Date of earliest event reported)



                            P. H. GLATFELTER COMPANY
             (Exact name of registrant as specified in its charter)





                                  PENNSYLVANIA
         (State or other jurisdiction of incorporation or organization)



                   1-3560                                 23-0628360
          (Commission file number)             (IRS Employer Identification No.)


     96 SOUTH GEORGE STREET, SUITE 500
          YORK, PENNSYLVANIA 17401                         (717) 225-4711
  (Address of principal executive offices)       (Registrant's telephone number,
                                                        including area code)




                                       N/A
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On April 8, 2003, P.H. Glatfelter Company ("Company") announced the hiring of John C. van Roden, Jr. as Chief Financial Officer. A copy of the Company's press release is attached as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         The exhibit listed on the Exhibit Index on page 3 of this Form 8-K is filed herewith.









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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             P. H. Glatfelter Company
                                                 (Registrant)

       Date: April 8, 2003             By:   /s/ C. Matthew Smith
                                             ---------------------------------
                                                 C. Matthew Smith
                                                 Corporate Controller



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                                 EXHIBIT INDEX



Exhibit
Number          Description
-------         ----------------------------------------------------------------

99.1 Press release issued by the Company on April 8, 2003, with respect to hiring of John C. van Roden, Jr. as Chief Financial Officer, filed herewith.



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